UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  August 10, 2007


                            BRISAM CORPORATION
           -----------------------------------------------------------
           (Name of small business issuer as specified in its charter)

            Nevada                 33-55254-39          87-0485315
-----------------------------     -------------    --------------------
(State or other jurisdiction       (Commission       (I.R.S. Employer
    of incorporation)              File Number)     Identification  No.)

  Administration Centre,
  Buckhurst, Westwood Lane
  Normandy, Guildford, England                      GU3 2JE
  --------------------------------------------------------------------
  (Address of principal executive offices)         (Zip Code)

                             011 44 1483 894900
                       ---------------------------
                       (Issuer's telephone number)

                             SKYNET TELEMATICS, INC.
      -----------------------------------------------------------------
              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
                                    REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Brisam Corporation, ("the Company") formerly known as Skynet Telematics, Inc. filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State to change its corporate name from Skynet Telematics, Inc. to Brisam Corporation. (See Schedule 14c filed with the Commission on July 13, 2007 regarding this corporate action.)

The Company's Amended Articles are attached hereto as Exhibit 3.3 and is incorporated herein by reference.


Item 8.01  Other Events.

On August 10, 2007, the Company effectuated a hundred-for-one (100:1) reverse Stock Split of its common shares, where any shareholder who owns 100 or fewer common shares will receive ten (10) shares. (See Schedule 14c filed with the Commission on July 13, 2007 regarding this corporate action.)

With this reverse split and corporate name change the Company's new CUSIP number is: 10971L 107; and, the Company's new stock symbol is: BSMP


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         3.3*     Amended Articles regarding corporate name change.
--------------------
*This filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Brisam Corporation
                              formerly Skynet Telematics, Inc.
                                  -----------------------
                                        Registrant

Date:  August 14, 2007         By: /s/  Tomas George Wilmot
                               ----------------------------
                                        Tomas George Wilmot
                                        President




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